UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. ____)

Filed by the Registrant	☒

Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2)).

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material Pursuant to §240.14a-12

BMO FUNDS, INC.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies:
(2) Aggregate number of securities to which transaction applies:
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:
(5) Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:
(2) Form, Schedule or Registration Statement No.:
(3) Filing Party:
(4) Date Filed:

The following script will be used by BMO Asset Management Corp., the investment adviser to BMO Funds, Inc., to contact financial advisors regarding the proposed reorganizations.

Connect Script – If relationship manager connects:

Hello, it is <representative’s name> from BMO Asset Management Corp. May I please speak with <name of advisor>? (Re-greet if necessary)

I am calling to let you know that your clients invested in the BMO Funds will be receiving shortly [or have received] proxy materials for an upcoming special meeting of shareholders. The special meeting has been called to seek shareholder approval for, among other things, a proposal to reorganize each BMO Fund with and into a corresponding series of a fund managed by Columbia Management Investment Advisors, LLC.

Shareholders of each BMO Fund will receive [or have received] a combined proxy statement/prospectus and a proxy card. The proxy materials include additional information about the shareholder meeting, the plan of reorganization and the new investment advisory or subadvisory agreements applicable with respect to certain of the Funds.

As described in the proxy materials, BMO Funds’ Board of Directors has approved the reorganization proposals and recommends that shareholders vote in favor of the proposals. At this point, what is most important is that your clients vote.

We would appreciate your help in encouraging all the shareholders to return their signed proxy card promptly. Thanks for your assistance.

Answering Machine Script– If relationship manager does not connect:

Hello, my name is <representative’s name> from BMO Asset Management Corp.

I am calling on behalf of BMO Funds regarding the investment your clients have in the funds. We wanted to give you a heads-up that your clients will be receiving shortly [or have received] proxy materials for an upcoming special meeting of shareholders. The special meeting has been called to seek shareholder approval for, among other things, a proposal to reorganize each BMO Fund with and into a corresponding series of a fund managed by Columbia Management Investment Advisors, LLC.

Please help us to get the proxy votes returned by encouraging your clients to return their signed proxy cards promptly.

If you have any questions, please contact me at <telephone number>.

National Accounts calls:

Hello, my name is <representative’s name> from BMO Asset Management Corp.

Previously, I shared that the BMO Funds’ Board of Directors approved, among other things, the planned reorganizations of several BMO Funds. As an update to that communication, I wanted to share that proxy materials for each reorganization have been filed with the SEC and were mailed to shareholders last week. Shareholders of each BMO Fund will receive a combined proxy statement/prospectus and a proxy card. The proxy materials include additional information about the shareholder meeting, the plan of reorganization and the new investment advisory or subadvisory agreements applicable with respect to certain of the Funds.

As described in the proxy materials, the BMO Funds’ Board of Directors has approved the reorganization proposals and recommends that shareholders vote in favor of the proposals. At this point, what is most important is that we get the proxies voted.

We would appreciate your help in encouraging all the shareholders to return their signed proxy card promptly. Thanks for your assistance.

The following script will be used by BMO Asset Management Corp., the investment adviser to BMO Funds, Inc., to contact shareholders of the Funds regarding the proposed reorganizations.

Connect Script – If representative connects:

Hello, it is <representative’s name> from BMO Asset Management Corp. May I please speak with <name of shareholder>? (Re-greet if necessary)

I am calling on behalf of BMO Funds to let you know that you will be receiving shortly [or have received] proxy materials for an upcoming special meeting of shareholders. The special meeting has been called to seek shareholder approval for, among other things, a proposal to reorganize each BMO Fund with and into a corresponding series of a fund managed by Columbia Management Investment Advisors, LLC.

You will receive [or have received] a combined proxy statement/prospectus and a proxy card. The proxy materials include additional information about the shareholder meeting, the plan of reorganization and the new investment advisory or subadvisory agreements applicable with respect to certain of the Funds.

[If shareholder has received proxy materials]: As described in the proxy materials, BMO Funds’ Board of Directors has approved the reorganization proposals and recommends that shareholders vote in favor of the proposals. At this point, what is most important is that you vote. If you have time now, I can connect you to a representative from our proxy solicitor, Broadridge Financial Solutions, Inc., so that your vote can be taken. The whole process takes just 1-2 minutes. If you hold one moment, I will bring a representative from Broadridge on the line.

[If shareholder has NOT received proxy materials]: As described in the proxy materials, BMO Funds’ Board of Directors has approved the proposal to reorganize each BMO Fund with and into a corresponding series of a fund managed by Columbia. These reorganizations are being proposed because of the decision by BMO to exit the mutual fund business in the United States. By reorganizing the BMO Funds into funds managed by Columbia, BMO Fund shareholders will have continued access to a large and stable mutual fund platform. The Funds’ Board of Directors has recommended that shareholders vote in favor of the proposal. At this point, what is most important is that you vote. If you have time now, I can connect you to a representative from our proxy solicitor, Broadridge Financial Solutions, Inc., so that your vote can be taken. The whole process takes just 1-2 minutes. If you hold one moment, I will bring a representative from Broadridge on the line.

Answering Machine Script– If representative does not connect:

Hello, my name is <representative’s name> from BMO Asset Management Corp.

I am calling on behalf of BMO Funds regarding your investment in the Funds. We wanted to give you a heads-up that you will be receiving shortly [or have received] proxy materials for an upcoming special meeting of shareholders. The special meeting has been called to seek shareholder approval for, among other things, a proposal to reorganize each BMO Fund with and into a corresponding series of a fund managed by Columbia Management Investment Advisors, LLC.

As of today, your vote has not been registered.

Please contact me as soon as possible at <telephone number> so that I can explain how you can ensure your BMO Fund shares are voted.

If shareholder calls back, use the Connect Script, above…

The following email will be used by BMO Asset Management Corp., the investment adviser to BMO Funds, Inc., to email shareholders of the Funds regarding the proposed reorganizations.

I am writing on behalf of BMO Funds to let you know that you will be receiving shortly or [have received] proxy materials for an upcoming special meeting of shareholders. The special meeting has been called to seek shareholder approval for, among other things, a proposal to reorganize each BMO Fund with and into a corresponding series of a fund managed by Columbia Management Investment Advisors, LLC.

You will receive or [have received] a combined proxy statement/prospectus and a proxy card. The proxy materials include additional information about the shareholder meeting, the plan of reorganization and the new investment advisory or subadvisory agreements applicable with respect to certain of the Funds.

As described in the proxy materials, BMO Funds’ Board of Directors has approved the reorganization proposals and recommends that shareholders vote in favor of the proposals. At this point, what is most important is that you vote.

We would appreciate your help by either returning your signed proxy card or calling the Broadridge Proxy Voting Call Center at 888-991-1289 Monday to Friday between 9:00 am to 10 pm ET. Thank you.

Signature with standard email disclosure

The following email will be used by BMO Asset Management Corp., the investment adviser to BMO Funds, Inc., to contact financial advisors regarding the proposed reorganizations.

I am writing to let you know that your clients invested in the BMO Funds will be receiving shortly or [have received proxy] materials for an upcoming special meeting of shareholders. The special meeting has been called to seek shareholder approval for, among other things, a proposal to reorganize each BMO Fund with and into a corresponding series of a fund managed by Columbia Management Investment Advisors, LLC.

Shareholders of each BMO Fund will receive or [have received] a combined proxy statement/prospectus and a proxy card. The proxy materials include additional information about the shareholder meeting, the plan of reorganization and the new investment advisory or subadvisory agreements applicable with respect to certain of the Funds.

As described in the proxy materials, BMO Funds’ Board of Directors has approved the reorganization proposals and recommends that shareholders vote in favor of the proposals. At this point, what is most important is that your clients vote.

We would appreciate your help encouraging all the shareholders to either return their signed proxy card or call the Broadridge Proxy Voting Call Center at 888-991-1289 Monday to Friday between 9:00 am to 10 pm ET. Thanks for your assistance.

Signature with standard email disclosure